--------------------------------------------------------------------------------
BLK Subsidiary, Inc.
Portfolio of Investments
December 31, 1997
(Unaudited)
--------------------------------------------------------------------------------
       Principal
        Amount                                                      Value
Rating*  (000)            Description                              (Note 1)
--------------------------------------------------------------------------------
                  LONG-TERM INVESTMENTS--120.4%
                  Mortgage Pass-Throughs--2.2%
                  Federal Home Loan Mortgage
                    Corporation,
       $  1,500     6.50%, 01/01/99...........................  $    1,482,656
                  Federal Housing Administration,
          6,040     Massachusetts Housing
                    Finance Agency, Series 1991-B,
                    Class B, 6.85%, 10/01/20..................       5,928,381
                  Federal National Mortgage
                    Association,
         14,401     7.00%, 01/01/19-10/01/22..................      14,506,195
                                                                --------------
                                                                    21,917,232
                                                                --------------
                  Multiple Class Mortgage
                    Pass-Throughs--12.6%
AAA         412   Collateralized Mortgage
                    Securities Corporation,
                    Series F, Class F-4A,
                    11/01/15..................................         447,117
                  Federal Home Loan Mortgage
                    Corporation, Multiclass Mortgage
                    Participation Certificates,
         17,275     Series G-30, Class G-30-J,
                     02/25/23 (I).............................       2,600,549
         15,976     Series G-32, Class G-32-PT,
                     02/25/19 (I).............................       1,738,642
         32,964     Series 1261, Class 1261-H,
                     08/15/19.................................      33,818,706
          4,700     Series 1378, Class 1378-DA,
                     01/15/18 (I).............................       1,116,922
             38     Series 1388, Class 1388-G,
                     05/15/06 (I).............................         614,447
          1,123     Series 1563, Class 1563-SB,
                     08/15/08 (ARM)...........................       1,130,156
          2,577     Series 1606, Class 1606-SB,
                     11/15/08 (ARM)...........................       2,510,830
                  Federal National Mortgage
                    Association, REMIC
                    Pass-Through Certificates,
         15,000     Trust 1992-43,
                     Class 43-E, 04/25/22.....................      15,431,259
          1,500     Trust G1993-17, Class 17-SH,
                     04/25/23 (ARM)...........................         951,645
          1,556     Trust 1993-117, Class 117-S,
                     07/25/08 (ARM)...........................       1,467,026
         15,350     Trust 1993-152, Class 152-D,
                     08/25/23 (P).............................      14,061,828
          6,874     Trust 1993-196, Class 196-SM,
                     10/25/08 (ARM)...........................       6,027,902
          5,904     Trust 1993-214, Class 214-SO,
                     12/25/08 (ARM)...........................       5,398,040
          1,162     Trust 1993-222, Class 222-B,
                     07/25/22 (P).............................         990,917
          3,833     Trust 1994-46, Class 46-B,
                     11/25/23 (P).............................       3,763,142
         12,224     Trust 1996-T6, Class T6-C,
                     02/26/01.................................      12,166,578
          3,117     Trust 1996-T6, Class T6-D,
                     02/26/01.................................       3,134,056
          7,210   Government National Mortgage
                    Association, REMIC,
                    Trust 1994-1, Class 1-PL,
                    06/16/24 (I)..............................       1,298,134
AAA      18,949   Residential Asset Securitization,
                    Trust 1997-A9, Class A1,
                    11/26/27..................................      19,175,816
                                                                --------------
                                                                   127,843,712
                                                                --------------
                  Commercial Mortgage Backed
                    Securities--7.9%
BBB      10,000   CBA Mortgage Corporation,
                    Series 1993-C1, Class D,
                    12/25/03..................................      10,067,400
AA+       3,444   Central Life Assurance Co.,
                    Series 1994-1, Class A2,
                    11/01/20 #................................       3,579,828
AAA     126,884   CS First Boston Mortgage Corp.,
                    Series 1997-C1, Class AX,
                    06/20/29 #................................      14,333,962
AAA       5,200   PaineWebber Mortgage Acceptance Corp.,
                    Series 1995-M1, Class A,
                    01/15/07 #................................       5,263,924
A-        6,000   Phoenix Real Estate
                    Incorporated, Series 1993-1,
                    Class C, 11/25/23.........................       6,065,625
                  Resolution Trust Corporation,
AA-       6,151     Series 1992-C6, Class B,
                     07/25/24.................................       6,150,633
AA        8,050     Series 1994-C1, Class C,
                     06/25/26.................................       8,200,938
A         5,563     Series 1994-C2, Class D,
                     04/25/25.................................       5,633,427
BBB       3,000     Series 1995-C1, Class D,
                     02/25/27.................................       2,971,875
AA        4,859   Salomon Brothers, Series 1997-TZH,
                    Class A1, 03/25/25........................       4,992,759
AAA      12,800   Structured Asset Securities
                    Corporation, Series 1996-CFL,
                    Class B, 02/25/28.........................      12,711,438
                                                                --------------
                                                                    79,971,809
                                                                --------------

See Notes to Financial Statements

--------------------------------------------------------------------------------
       Principal
        Amount                                                      Value
Rating*  (000)            Description                              (Note 1)
--------------------------------------------------------------------------------
                  Corporate Bonds--29.9%
                  Banking and Finance--13.2%
A3     $  1,300@  Amsouth Bancorporation,
                    6.75%, 11/01/25...........................  $    1,305,551
A-        5,000   Aristar Incorporated,
                    7.25%, 06/15/01...........................       5,151,700
                  Associates Corporation,
AA-       5,000     6.68%, 07/25/00...........................       5,065,850
AA-       5,000     7.46%, 03/28/00...........................       5,139,000
A-       15,000   Donaldson, Lufkin & Jenrette,
                    5.625%, 02/15/16..........................      14,725,650
A+        6,750   Goldman Sachs Group LP,
                    6.20%, 12/15/00 #.........................       6,739,470
A3        5,000   Great Western Financial Corporation,
                    6.375%, 07/01/00..........................       5,018,400
A         7,000   Household Finance Corporation,
                    6.65%, 05/26/98...........................       7,020,650
A1        5,700   Meridian Bancorp Incorporated,
                    6.625%, 06/15/00..........................       5,756,158
                  Merrill Lynch & Co. Incorporated,
AA-       7,200     6.00%, 01/15/01...........................       7,169,832
AA-       5,800     6.00%, 03/01/01...........................       5,769,956
A+        3,800   Morgan Stanley Incorporated,
                    5.75%, 02/15/01...........................       3,756,338
A+       10,000   NationsBank Corporation,
                    7.00%, 09/15/01...........................      10,279,400
BBB      12,500   Salomon Incorporated,
                    6.625%, 11/30/00..........................      12,606,625
                  Salomon Smith Barney Holdings
                    Incorporated,
A        13,000     5.875%, 02/01/01..........................      12,831,910
A         3,600     7.00%, 05/15/00...........................       3,653,784
A         1,925   Security Pacific Corporation,
                    11.00%, 03/01/01..........................       2,184,551
A        15,000   Transamerica Finance Corporation,
                    6.75%, 06/01/00...........................      15,177,150
BBB+      5,000   Union Planters National Bank,
                    6.76%, 10/30/01...........................       5,069,887
                                                                --------------
                                                                   134,421,862
                                                                --------------
                  Industrial--6.2%
BBB       7,500   Erac Usa Finance Company,
                    7.00%, 06/15/00 #.........................       7,623,407
A        10,000   Ford Motor Credit,
                    6.18%, 12/27/01...........................       9,995,000
A-       20,600   General Motors Acceptance
                    Corporation,
                    6.125%, 09/18/98..........................      20,613,997
A-        7,000   Hospital Corporation,
                    Zero Coupon, 06/01/01.....................       5,480,090
BBB-      6,000   RJR Nabisco Brands Incorporated,
                    8.00%, 07/15/01...........................       6,177,600
                  Sears Roebuck & Company,
A-        4,250     6.50%, 06/15/00...........................       4,289,312
A-        5,000     7.29%, 04/24/00...........................       5,108,356
BBB       3,500   Tenneco Credit Corporation,
                    8.075%, 10/01/02..........................       3,744,370
                                                                --------------
                                                                    63,032,132
                                                                --------------
                  Utilities--1.4%
BBB       9,000   Pacificorp Holdings,
                    6.75%, 04/01/01 #.........................       8,964,990
BBB+      5,000   Potomac Capital Corporation,
                    6.90%, 08/09/00 #.........................       5,056,050
                                                                --------------
                                                                    14,021,040
                                                                --------------
                  Yankee--8.8%
                  African Development,
Aa1       5,000     7.75%, 12/15/01...........................       5,270,293
Aaa       3,350     8.625%, 05/01/01..........................       3,594,264
BBB-     15,000   Empresa Electric Guacolda,
                    7.60%, 04/30/01 #.........................      15,208,578
A         4,000   Household Finance Corporation,
                    7.45%, 04/01/00...........................       4,111,240
A3        6,500   Slovenia (Republic of),
                    7.00%, 08/06/01 #.........................       6,541,287
A+       18,000   Quebec (Province of),
                    9.125%, 08/22/01..........................      19,560,641
BBB-      6,880   Terra Nova Insurance United
                    Kingdom Holdings PLC,
                    10.75%, 07/01/05..........................       7,654,000
BBB-     12,000   Transpatadora de Gas
                    10.25%, 04/25/01..........................      12,423,058
NR       15,000   US Remittance Master,
                    Zero Coupon, 01/01/01.....................      15,079,687
                                                                --------------
                                                                    89,443,048
                                                                --------------
                  Other--0.3%
BBB-      3,000   Colombia (Republic of),
                    8.00%, 06/14/01...........................       3,031,798
                                                                --------------
                  Total Corporate Bonds.......................     303,949,880
                                                                --------------
                  Asset-Backed Securities--12.1%
AAA       6,311   Amresco Securitized Interest,
                    Series 1996-1, Class A,
                    8.10%, 04/26/26 #.........................       6,273,818
AAA      23,718   Chase Manhattan Grantor Trust,
                    Series 1996-B, Class A,
                    6.61%, 09/15/02...........................      23,858,579
AAA      35,000@  Citibank Credit Card Trust,
                    Series 1996-1, Class A,
                    5.79%, 02/07/03...........................      29,017,100
AAA      15,000   Keycorp Student Loan Trust,
                    Series 1997-1, Class A2,
                    6.00%, 01/27/23...........................      14,943,750
AAA       3,051   NationsBank Auto Grantor Trust,
                    Series 1995-A, Class A,
                    5.85%, 06/15/02...........................       3,046,331
AAA      10,000   SMS Student Loan Trust,
                    Series 1997-A, Class A,
                    5.76%, 10/27/25...........................       9,846,875
AAA       5,750   Standard Credit Card Master Trust,
                    Series 1995-3, Class A,
                    7.85%, 02/07/02...........................       5,933,252

See Notes to Financial Statements

--------------------------------------------------------------------------------
       Principal
        Amount                                                      Value
Rating*  (000)            Description                              (Note 1)
--------------------------------------------------------------------------------
                  Asset-Backed Securities--(cont'd)
                  Structured Mortgage Asset,
AAA    $ 11,396     Series 1997-2,
                     8.24%, 03/15/06..........................  $   11,468,666
AAA      11,822     Series 1997-3,
                     8.72%, 04/15/06..........................      12,024,705
AAA       6,784     Series 1997-4,
                     7.85%, 09/15/01..........................       6,825,010
                                                                --------------
                                                                   123,238,086
                                                                --------------
                  Stripped Mortgage-Backed
                    Securities--4.2%
Aaa       5,100   CMO Mortgage Investors Trust,
                    Collateralized Mortgage
                    Obligations, Trust 7, Class P,
                    09/22/21 (I/O)............................         875,086
                  Collateralized Mortgage Securities
                    Corporation,
AAA       1,500     Series 1990-5, Class 5-L,
                     09/20/20 (I/O)...........................          38,957
AAA       4,000     Series 1991-9, Class 9-M,
                     11/20/21 (I/O)...........................         553,463
                  Federal Home Loan Mortgage
                    Corporation,
         21,418     Series G-3, Class G-3-S,
                     04/25/19 (I/O)...........................         956,533
          5,300     Series 113, Class 113-M,
                     05/15/21 (I/O)...........................       1,440,540
         13,500     Series 181, Class 181-F,
                     08/15/21 (I/O)...........................       2,093,364
          1,400     Series 1125, Class 1125-F,
                     08/15/21 (I/O)...........................         392,824
            822     Series 1338, Class 1338-Q,
                     08/15/07 (P/O)...........................         698,683
          4,700     Series 1360, Class 1360-PT,
                     12/15/17 (I/O)...........................       1,031,551
            700     Series 1404, Class 1404-E,
                     01/15/06 (I/O)...........................         613,152
         18,315     Series 1621, Class 1621-SJ,
                     10/15/20 (I/O)...........................         753,308
          7,053     Series 1662, Class 1662-PO,
                     01/15/09 (P/O)...........................       5,484,798
        143,000     Series 1809, Class 1809-SC,
                     12/15/23 (I/O)...........................      14,836,250
                  Federal National Mortgage
                    Association,
          2,647     Trust 5, Class 1, 09/01/07 (P/O)..........       2,155,938
          1,414     Trust 60, Class 1,
                     01/01/19 (P/O)...........................       1,131,955
          1,800     Trust 1990-76, Class 76-N,
                     07/25/20 (I/O)...........................          47,306
          2,300     Trust 1990-106, Class 106-K,
                     09/25/20 (I/O)...........................         622,954
            694     Trust 1991-G44, Class G44-H,
                     11/25/21 (P/O)...........................         594,978
          1,000     Trust 1991-29, Class 29-J,
                     04/25/21 (I/O)...........................         345,984
          3,100     Trust 1991-80, Class 80-Q,
                     07/25/21 (I/O)...........................         946,622
         13,179     Trust 1992-G45, Class G45-2,
                     08/25/22 (I/O)...........................       3,611,789
            282     Trust 1993-194, Class 194-C,
                     09/25/23 (P/O)...........................         279,659
         58,879     Trust 1997-37, Class 37-SX,
                     08/18/18 (I/O)...........................       1,582,375
          8,305   Merrill Lynch Trust,
                    Series 43, Class F, 08/27/15 (I/O)........       1,527,143
                                                                --------------
                                                                    42,615,212
                                                                --------------
                  Collateralized Mortgage
                    Obligation Residuals**--0.1%
AAA          10   Fleet Mortgage Securities, Inc.,
                    Series 1989-3, Class R,
                    09/01/19 #................................         528,918
                                                                --------------
                  U.S. Government Securities--28.5%
        270,000+  U.S. Treasury Bonds,
                    6.125%, 11/15/27..........................     277,468,200
         12,500+  U.S. Treasury Notes,
                    6.125%, 08/15/07..........................      12,845,750
                                                                --------------
                                                                   290,313,950
                                                                --------------
                  Taxable Zero Coupon Bonds--10.8%
                  U.S. Treasury Receipt,
        133,000+    05/15/01..................................     110,013,610
                                                                --------------
                  Taxable Municipal Bonds--2.6%
AAA       1,000   Kern County California Pension
                    Obligation, 6.27%, 08/15/01...............       1,005,670
AAA       2,035   Long Beach California Pension
                    Obligation, 6.45%, 09/01/01...............       2,057,120
AAA       6,000   Los Angeles County California
                    Pension Obligation, Series D,
                    6.38%, 06/30/01...........................       6,064,980
BBB+      5,000   New York City, G.O., Series 1,
                    6.40%, 03/15/01...........................       5,010,800
BBB+      5,000   New York City, G.O., Series 1,
                    7.24%, 04/15/01...........................       5,132,000
BBB       1,000   New York State Environmental Facility,
                    Series A, 6.62%, 03/15/01.................       1,011,290
BBB       3,345   New York State Housing
                    Finance Agency, Series B,
                    7.14%, 09/15/02...........................       3,435,148
BBB       2,000   New York State Urban Development,
                    Series B, 6.90%, 04/01/01.................       2,032,040
AA        1,000   St. Joseph's Health System California,
                    Series A, 7.02%, 07/01/01.................       1,024,710
                                                                --------------
                                                                    26,773,758
                                                                --------------

See Notes to Financial Statements

--------------------------------------------------------------------------------
       Principal
        Amount/
       Contracts                                                    Value
Rating*  (000)            Description                              (Note 1)
--------------------------------------------------------------------------------
                  Money Market Instruments--9.5%
AAA    $ 65,000   AIM Prime Portfolio
                    Principal Money Market Strip
                    Zero Coupon, 01/02/01.....................  $   54,947,490
AAA      50,000   Goldman Sachs Money Market,
                    Zero Coupon, 01/02/01.....................      42,243,250
                                                                --------------
                                                                    97,190,740
                                                                --------------
                  Put Option Purchased--0.0%
            300   Over-the-Counter Put,
                    3-month LIBOR over 6.63%,
                    Expires 05/15/07**........................          84,000
                                                                --------------
                  Total investments before
                    investments sold short--120.4%
                    (cost $1,225,014,959).....................   1,224,440,907
                                                                --------------

                  INVESTMENTS SOLD SHORT--(15.1%)
        116,000   U.S. Treasury Bonds,
                    6.625%, 02/15/27..........................    (125,931,920)
         27,746   U.S. Treasury Notes,
                    3.625%, 07/15/02..........................     (27,607,121)
                                                                --------------

                  Total investments sold short
                    (proceeds $144,219,316)...................    (153,539,041)
                                                                --------------

                  Total investments
                    net of investments
                    sold short--105.3%.........................  1,070,901,866

                  Liabilities in excess of other
                    assets--(5.3%).............................    (53,659,325)
                                                                --------------

                  NET ASSETS--100%............................. $1,017,242,541
                                                                ==============

---------
  * Using the higher of Standard & Poor's or Moody's rating.
 ** Illiquid securities representing 0.1% of portfolio assets.
  # Private placements restricted as to resale.
  + Partial principal amount pledged as collateral for reverse repurchase agreements.
  @ Partial principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
    ARM   -- Adjustable Rate Mortgage.
    CMO   -- Collateralized Mortgage Obligation.
    G.O.  -- General Obligation Bond.
    I     -- Denotes a CMO with Interest only characteristics.
    I/O   -- Interest Only.
    P     -- Denotes a CMO with Principal only characteristics.
    P/O   -- Principal Only.
    REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK Subsidiary, Inc.
Statement of Assets and Liabilities
December 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $1,225,014,959)
  (Note 1) ...............................................      $ 1,224,440,907
Cash .....................................................              320,194
Deposits with brokers as collateral for
  investments sold short (Note 1) ........................          157,258,687
Unrealized appreciation on interest rate swaps ...........               81,676
Receivable for investments sold ..........................           11,733,049
Interest receivable ......................................           11,330,774
Due from broker-variation margin .........................              625,312
                                                                ---------------
                                                                  1,405,790,599
                                                                ---------------
Liabilities
Reverse repurchase agreements (Note 4) ...................          207,542,446
Investments sold short, at value
  (proceeds $144,219,316) (Note 1) .......................          153,539,041
Payable for investments purchased ........................           19,073,135
Unrealized depreciation on interest rate
  swaptions ..............................................            2,932,500
Unrealized depreciation on interest rate caps ............               64,280
Interest payable .........................................            3,367,388
Due to Parent (Note 2) ...................................            1,210,768
Excise tax payable .......................................              818,500
                                                                ---------------
                                                                    388,548,058
                                                                ---------------

Net Assets ...............................................      $ 1,017,242,541
                                                                ===============

Net assets were comprised of:
  Common stock, at par (Note 5) ..........................      $     1,420,106
  Paid-in capital in excess of par .......................        1,011,798,414
                                                                ---------------
                                                                  1,013,218,520
  Undistributed net investment income ....................           10,458,314
  Accumulated net realized gain ..........................            5,394,852
  Net unrealized depreciation ............................          (11,829,145)
                                                                ---------------
  Net assets, December 31, 1997 ..........................      $ 1,017,242,541
                                                                ===============

Net asset value per share:
  ($1,017,242,541 / 142,010,583 shares of
  common stock issued and outstanding) ...................      $          7.16
                                                                ===============

--------------------------------------------------------------------------------
BLK Subsidiary, Inc.
Statement of Operations
For the period October 17, 1997
(commencement of operations) to
December 31, 1997
(Unaudited)
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest (net of premium amortization of
   $1,367,097 and net of interest expense of
   $3,990,297) .............................................       $ 12,487,582
                                                                   ------------

Operating expenses
  Investment advisory ......................................            838,733
  Administration ...........................................            209,683
  Custodian ................................................             59,700
  Directors ................................................             21,000
  Audit ....................................................             21,000
  Legal ....................................................             12,500
  Miscellaneous ............................................             48,152
                                                                   ------------
   Total operating expenses ................................          1,210,768
                                                                   ------------
Net investment income before excise tax ....................         11,276,814
  Excise tax ...............................................            818,500
                                                                   ------------
Net investment income ......................................         10,458,314
                                                                   ------------

Realized and Unrealized Gain (Loss) on
Investments (Note 3)
Net realized gain (loss) on:
  Investments ..............................................          5,403,965
  Short sales ..............................................           (172,975)
  Futures ..................................................            163,862
                                                                   ------------
                                                                      5,394,852
                                                                   ------------
Net unrealized appreciation (depreciation) on:
  Investments ..............................................           (556,656)
  Short sales ..............................................         (9,319,725)
  Swaptions ................................................         (2,392,500)
  Futures ..................................................            979,736
                                                                   ------------
                                                                    (11,829,145)
                                                                   ------------

Net loss on investments ....................................         (6,434,293)
                                                                   ------------

Net Increase In Net Assets Resulting
from Operations ............................................       $  4,024,021
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK Subsidiary, Inc.
Statement of Cash Flows
For the period October 17, 1997
(commencement of operations) to
December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows used for operating activities:
  Interest received, net of interest purchased ...........      $     5,147,105
  Interest expense paid ..................................             (622,909)
  Purchase of long-term portfolio investments ............         (754,735,643)
  Proceeds from disposition of long-term
    portfolio investments ................................          542,989,195
                                                                ---------------
  Net cash flows used for operating activities ...........         (207,222,252)
                                                                ---------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ..............          207,542,446
                                                                ---------------
Net increase in cash .....................................              320,194
Cash at beginning of period ..............................                   --
                                                                ---------------
Cash at end of period ....................................      $       320,194
                                                                ===============
Reconciliation of Net Increase in Net Assets
Resulting from Operations to Net Cash Flows
Used for Operating Activities
Net increase in net assets resulting
from operations ..........................................      $     4,024,021
                                                                ---------------
Increase in investments ..................................         (217,656,680)
Net realized gain ........................................           (5,394,852)
Increase in unrealized appreciation ......................           11,829,145
Increase in interest receivable ..........................          (11,330,774)
Increase in deposits with brokers for
  short sales ............................................         (157,258,687)
Increase in securities sold short ........................          153,539,041
Increase in payable for investments purchased ............           19,073,135
Increase in unrealized depreciation on
  interest rate caps .....................................               64,280
Increase in variation margin receivable ..................             (625,312)
Increase in unrealized depreciation on
  interest rate swaptions ................................            2,932,500
Increase in unrealized appreciation on
  interest rate swaps ....................................              (81,676)
Increase in receivable for investments sold ..............          (11,733,049)
Increase in due to parent ................................            1,210,768
Increase in excise tax payable ...........................              818,500
Increase in interest payable .............................            3,367,388
                                                                ---------------
Total adjustments ........................................         (211,246,273)
                                                                ---------------
  Net cash flows used for operating activities ...........      $  (207,222,252)
                                                                ===============
Noncash financing activity:
Transfer of assets from BlackRock 2001 Term
  Trust Inc. in exchange for shares issued ...............      $ 1,013,218,520
                                                                ===============

--------------------------------------------------------------------------------
BLK Subsidiary, Inc.
Statement of Changes in Net Assets
(Unaudited)
--------------------------------------------------------------------------------

                                                                For the period
                                                               October 17, 1997
                                                                 (commencement
                                                               of operations) to
                                                               December 31, 1997
                                                               -----------------
Increase (Decrease)
in Net Assets

Operations:

  Net investment income .............................          $    10,458,314

  Net realized gain on
    investments, short
    sales, and futures ..............................                5,394,852

  Net unrealized
    depreciation on
    investments, short sales,
    swaptions and futures ...........................              (11,829,145)
                                                               ---------------

  Net increase in net assets
    resulting from
    operations ......................................                4,024,021

Transfer of assets
  from BlackRock 2001
  Term Trust Inc. in
  exchange for
  shares issued .....................................            1,013,218,520
                                                               ---------------
Total increase ......................................            1,017,242,541

Net Assets

Beginning of period .................................                       --
                                                               ---------------

End of period .......................................          $ 1,017,242,541
                                                               ===============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK Subsidiary, Inc.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                               October 17, 1997*
                                                                    through
                                                               December 31, 1997
                                                               -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................    $     7.13
                                                                   ----------

  Net investment income (net of $0.03 of interest expense) ....           .07
  Net realized and unrealized loss on investments, short
  sales, swaptions, and futures ...............................          (.04)
                                                                   ----------
Net increase from investment operations .......................           .03
                                                                   ----------
Net asset value, end of period ................................    $     7.16
                                                                   ==========
TOTAL INVESTMENT RETURN+: .....................................          0.42%
RATIOS TO AVERAGE NET ASSETS:++
Operating expenses@ ...........................................          0.58%
Net investment income .........................................          4.99%

SUPPLEMENTAL DATA:
Average net assets (in thousands) .............................    $1,007,032
Portfolio turnover ............................................            51%
Net assets, end of period (in thousands) ......................    $1,017,243
Reverse repurchase agreements outstanding, end of period (in
  thousands) ..................................................    $  207,542
Asset coverage+++ .............................................    $    5,901

----------
  * Commencement of operations.
  @ The ratio of operating expenses, including interest expense, to average net assets was 2.48% for the period indicated above. The ratio of operating expenses, including interest expense and excise tax, to average net assets was 2.87% for the period indicated above.
  + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested. Total investment return for periods of less than one full year are not annualized.
 ++ Annualized.
+++ Per $1,000 of reverse repurchase agreement outstanding.

    The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLK Subsidiary Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Accounting Policies

BLK Subsidiary, Inc. (the "Trust") was incorporated under the laws of the State of Maryland on October 17, 1997, and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock 2001 Term Trust Inc. (the "2001 Term Trust"), incorporated under the laws of the State of Maryland and as such, a wholly-owned subsidiary of the 2001 Term Trust. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities while providing cash flow definition to the 2001 Term Trust. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed, and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells (or purchases) an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written (or purchased). Premiums received or paid from writing (or purchasing) options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio or as part of an income producing strategy reflecting the view of the Trust's management in the direction of interest rates.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the period ended December 31, 1997.

      Interest Rate Swaps: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, are distributed annually. Dividends and distributions are recorded on the ex-dividend date.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated. The Trust reimburses the 2001 Term Trust for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of net assets which are held by the Trust relative to the net assets of the 2001 Term Trust.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the period ended December 31, 1997 aggregated $807,384,741 and $602,941,930, respectively.

      In addition, the Trust received investments valued at $1,013,218,520 in exchange for common shares of the Trust.

      The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1997, the Trust held 0.1% of its portfolio assets in illiquid securities all of which were restricted as to resale.

      The portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

      The federal income tax basis of the Trust's investments at December 31, 1997 was substantially the same as the basis for financial reporting and accordingly, net unrealized depreciation for federal income tax purposes was $11,829,145 (gross unrealized appreciation--$23,639,827; gross unrealized depreciation--$35,468,972).

      During the period ended December 31, 1997, the Trust entered into financial futures contracts. Details of the open contracts at December 31, 1997 were as follows:

                                        Value at       Value at     Unrealized
Number of                 Expiration      Trade      December 31,  Appreciation/
Contracts      Type          Date         Date           1997     (Depreciation)
--------      ------      ----------    --------     ------------  -------------
          Short position:
   106     5 Yr. T-Note    Mar. 1998  ($11,457,460)  ($11,514,250)    ($56,790)
          Long position:
  1095     30 Yr. T-Bond   Mar. 1998   130,876,755    131,913,281    1,036,526
                                                                     ---------
                                                                     $ 979,736
                                                                     =========

      During the period ended December 31, 1997, the Trust entered into swap option ("swaption")agreements. Details of the open agreements at December 31, 1997 are as follows:

  Notional                                                                Value at
   Amount              Fixed     Floating     Termination     Cost/     December 31,
   (000)       Type    Rate        Rate          Date       (Premium)       1997
  --------     ----    -----     --------     -----------   ---------   ------------
 Purchased:
   $200,000     Put    6.50%   3 month LIBOR    06/15/98   $2,540,000    $1,976,600
    200,000     Put    6.70%   3 month LIBOR    01/29/98    1,700,000        38,000
    200,000     Put    6.90%   3 month LIBOR    10/30/98    3,842,000     1,800,000
    160,000    Call    6.20%   3 month LIBOR    08/13/99    2,388,000     4,592,000
      Sold:
   $480,000    Call    6.10%   3 month LIBOR    02/13/98  ($1,142,400)  ($2,256,000)
    450,000    Call    5.25%   3 month LIBOR    12/01/98   (1,462,500)   (1,638,000)
    350,000    Call    5.60%   3 month LIBOR    06/16/98   (1,330,000)     (910,000)

      During the six months ended December 31, 1997, the Trust entered into interest rate cap agreements. Details of the open agreements at December 31, 1997 are as follows:

  Notional                                                                Value at
   Amount              Fixed     Floating     Termination     Cost/     December 31,
   (000)       Type    Rate        Rate          Date       (Premium)       1997
  --------     ----    -----     --------     -----------   ---------   ------------
Purchased:
  $120,000   Interest  6.00%   3 month LIBOR    02/19/02   $3,199,280    $2,031,329
               Rate
   Sold:
 ($300,000)  Interest     VR   3 month LIBOR    08/08/01   (3,600,000)   (2,797,263)
               Rate
  (200,000)  Interest     VR   3 month LIBOR    08/12/01   (2,060,000)   (1,759,066)
               Rate

During the six months ended December 31, 1997, the Trust entered into interest rate swapagreements. Details of the open agreements at December 31, 1997 are as follows:

  Notional                                                                Value at
   Amount              Fixed     Floating     Termination     Cost/     December 31,
   (000)       Type    Rate        Rate          Date       (Premium)       1997
  --------     ----    -----     --------     -----------   ---------   ------------
 Purchased:
   $509,250  Interest  6.37%  2 Year Forward    07/27/00   $2,540,000    $2,936,936
               Rate
    Sold:
  ($350,000) Interest  6.42%  3 Year Forward    07/27/01           (0)   (3,010,154)
               Rate
    (10,908) Interest     VR 10 Year Forward    06/13/11     (154,894)            0
               Rate

Note 4. Borrowings Reverse Repurchase Agreements:

The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

      The average daily balance of reverse repurchase agreements outstanding during the period ended December 31, 1997, was approximately $150,594,025 at a weighted average interest rate of approximately 5.38%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period ended December 31, 1997, was $207,542,446 as of December 31, 1997, which was 14.76% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. The 2001 Term Trust owned all of the 142,010,583 shares outstanding at December 31, 1997.

---------
BlackRock
---------

Directors

Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

Officers

Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

Custodian and Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

      The accompanying financial statements as of December 31, 1997 were not audited and accordingly, no opinion is expressed on them.

                              BLK Subsidiary, Inc.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   32nd Floor
                           1285 Avenue of the Americas
                               New York, NY 10019

[Logo] Printed on recycled paper                                     09247T-10-0

BLK Subsidiary, Inc.
--------------------------------------------------------------------------------
Semi-Annual Report
December 31, 1997

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